UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5018

Smith Barney Investment Series

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: October 31

Date of reporting period: October 31, 2005

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

EXPERIENCE

ANNUAL REPORT

OCTOBER 31, 2005

SB Growth and Income Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

SB Growth and Income Fund

Annual Report  •  October 31, 2005

What’s

Inside

Fund Objective

The Fund seeks reasonable growth and income. It invests in a portfolio consisting principally of equity securities, including convertible securities, that provide dividend or interest income. However, it may also invest in non-income producing investments for potential appreciation in value.

Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi,” “Citigroup Asset Management,” and “Davis Skaggs Investment Management”. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy was surprisingly resilient during the fiscal year. While surging oil prices, rising interest rates, and the impact of Hurricanes Katrina and Rita threatened to derail the economic expansion, growth remained solid throughout the period. After a 3.3% advance in the second quarter of 2005, third quarter gross domestic product (“GDP”)i growth grew to 4.3%, marking the tenth consecutive quarter in which GDP growth grew 3.0% or more.

As expected, the Federal Reserve Board (“Fed”)ii continued to raise interest rates in an attempt to ward off inflation. After raising rates three times from June 2004 through September 2004, the Fed increased its target for the federal funds rateiii in 0.25% increments eight additional times over the reporting period. The Fed again raised rates in early November, after the Fund’s reporting period had ended. All told, the Fed’s twelve rate hikes have brought the target for the federal funds rate from 1.00% to 4.00%. This represents the longest sustained Fed tightening cycle since 1976-1979.

During the 12-month period covered by this report, the U.S. stock market generated solid results, with S&P 500 Indexiv returning 8.72%. Generally positive economic news, relatively benign core inflation, and strong corporate profits supported the market during much of the period.

Looking at the fiscal year as a whole, mid-cap stocks generated superior returns, with the Russell Midcapv, Russell 1000vi, and Russell 2000vii Indices returning 18.09%, 10.47%, and 12.08%, respectively. From a market style perspective, value-oriented stocks significantly outperformed their growth counterparts, with the Russell 3000 Valueviii and Russell 3000 Growthix Indices returning 11.96% and 8.99%, respectively.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

SB Growth and Income Fund         1

Special Shareholder Notice

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager which became effective on December 1, 2005.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

2         SB Growth and Income Fund

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 1, 2005

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S. Please note that an investor cannot invest directly in an index.

[v]	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index whose average market capitalization was approximately $4.7 billion as of 6/24/05.

vi	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vii	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

SB Growth and Income Fund         3

Manager Overview

MICHAEL KAGAN PORTFOLIO MANAGER (left) KEVIN CALIENDO PORTFOLIO MANAGER (right)

Q. What were the overall market conditions during the Fund’s reporting period?

A. The market was led by the energy related (energy and utilities) and the defensive (consumer staples, health care and financials) sectors. Oil and natural gas prices rose through the period, hitting all time highs in late August 2005. Supply/demand fundamentals have been tight for energy for the past twenty-four months, but hit a peak in August from the damage done to Gulf of Mexico production facilities by Hurricanes Katrina and Rita. Energy fundamentals appear balanced to us, with strong demand growth in China and India offset by lower gasoline demand in the US due to higher prices. The Federal Reserve Board (“Fed”)i raised interest rates 0.25% at each of the last twelve meetings. We believe that it is likely that the Fed is likely to continue increasing rates until we hit historical normal levels of real interest rates. That would entail further increases into 2006. Defensive stocks outperformed due to fears that higher oil prices and interest rates would slow economic growth.

The Chinese government partly floated its currency vs. the dollar and the Yen starting in late July. Gold prices began to rise coinciding with the first floating of the Yuan.

General Motors faced two crises in 2005, first the downgrading of its credit rating to below investment grade and second the bankruptcy of Delphi Automotive, its largest parts supplier and onetime spin off. Currently the debt markets are pricing in a 30% probability of GM’s own bankruptcy within eighteen months. General Motors and Ford are struggling with high costs, declining market shares and a shift away from high profit SUV’s. The portfolio has avoided and will continue to avoid any auto related exposure.

Performance Review

For the 12 months ended October 31, 2005, Smith Barney Class A shares of the SB Growth and Income Fund, excluding sales charges, returned 6.16%. These shares underperformed the Lipper Large-Cap Core Funds Category Average1 which increased 8.35%. The Fund’s unmanaged benchmark, the S&P 500 Indexii, returned 8.72% for the same period.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 877 funds in the Fund’s Lipper category, and excluding sales charges.

4         SB Growth and Income Fund 2005 Annual Report

Fund Performance as of October 31, 2005 (excluding sales charges) (unaudited)

	6 months	12 months

SB Growth and Income Fund—Smith Barney Class A Shares	4.70%	6.16%

S&P 500 Index	5.27%	8.72%

Lipper Large-Cap Core Funds Category Average	5.69%	8.35%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.
For Smith Barney Class 1 shares, Smith Barney Class A shares, Smith Barney Class B shares, Salomon Brothers Class A shares, Salomon Brothers Class B shares and Salomon Brothers Class C shares, current reimbursements and/or fee waivers are voluntary, and may be reduced or terminated at any time. Absent these reimbursements or waivers, the performance would have been lower.
All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Smith Barney Class 1 shares returned 4.79%, Smith Barney Class B shares returned 4.28%, Smith Barney Class C shares returned 4.33%, Smith Barney Class O shares returned 4.56%, Smith Barney Class P shares returned 4.63%, Smith Barney Class Y shares returned 4.91%, Salomon Brothers Class A shares returned 4.62%, Salomon Brothers Class B shares returned 4.11% and Salomon Brothers Class C shares returned 4.27% over the six months ended October 31, 2005. Excluding sales charges, Smith Barney Class 1 shares returned 6.48%, Smith Barney Class B shares returned 5.43%, Smith Barney Class C shares returned 5.51%, Smith Barney Class O shares returned 5.95%, Smith Barney Class P shares returned 5.94%, Smith Barney Class Y shares returned 6.75%, Salomon Brothers Class A shares returned 6.10%, Salomon Brothers Class B shares returned 5.32% and Salomon Brothers Class C shares returned 5.37% over the twelve months ended October 31, 2005.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended October 31, 2005, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 912 funds for the six-month period and among the 877 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. The Fund had strong performance in the health care sector. Returns were helped by over-weights in HMO’s and generic drug stocks, and an underweight in large capitalization pharmaceuticals. We believe that cost pressures and a large number of drugs coming off patent will help HMO and generic drug company earnings and hurt the earnings of the traditional pharmaceutical companies. The consumer discretionary sector returns were helped by positions in Best Buy Co. Inc. and JC Penney Co., and the absence of any auto related stocks.

SB Growth and Income Fund 2005 Annual Report         5

The biggest contributors to performance were Boeing Co. (BA), Teva Pharmaceutical Industries Ltd. (TEVA) and Coventry Health Care Inc. (CVH). The best performing sectors were health care, consumer discretionary and industrials. Boeing was helped by orders of the new 787 plane, which outdid rival Airbus’ A350. Teva benefited from anticipation of a powerful pipeline of new products to come in 2006. Coventry delivered better than expected cost savings, and saw favorable medical cost trends.

The Fund was hurt by poor stock picking in the technology sector. Technology appears to be seeing a changing of the guard, and the Fund owned too many of the old guard and not enough of the new. Positions in International Business Machines Corp. (IBM), Dell Inc. (DELL) and Nortel Networks Corp. (NT) all detracted from performance.

What were the leading detractors from performance?

A. The stocks that most hurt performance were OSI Pharmaceuticals, Inc. (OSIP), Sara Lee Corp (SLE) and Nortel Networks Corp. (NT). The worst performing sectors were technology, consumer staples and materials. OSI had unfavorable tests of its Tarceva drug, and made what was in the eyes of Wall Street a poor acquisition of Eyetech. Sara Lee’s turnaround under new CEO Brenda Barnes took longer than expected. Sales growth at Nortel was insufficient to create earnings leverage.

Q. Were there any significant changes to the Fund during the reporting period?

A. The portfolio is higher growth and higher quality than it was coming into 2005. US corporate operating margins are now the highest since the late 1960’s. We believe that companies who derive their growth from revenues (typically growth stocks) will show higher earnings per share growth than companies who derive their earnings growth from operating margin expansion (typically value stocks). Many companies with strong franchises, balance sheets and returns, such as Microsoft Corp. and Walmart Stores Inc. and Ecolab Inc., which historically have looked expensive to us, now appear to us to trade at attractive levels.

6         SB Growth and Income Fund 2005 Annual Report

Thank you for your investment in the SB Growth and Income Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Michael Kagan Portfolio Manager	Kevin Caliendo Portfolio Manager

December 1, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of October 31, 2005 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: General Electric Co. (4.1%), Microsoft Corp. (3.7%), Boeing Co. (2.9%), Wells Fargo & Co. (2.5%), Exxon Mobil Corp. (2.5%), Sprint Nextel Corp. (2.4%), Barrick Gold Corp. (2.4%), Total SA (2.2%), JP Morgan Chase & Co. (2.2%) and PepsiCo Inc. (2.2%). Please refer to pages 14 through 18 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2005 were: Financials (20.8%), Information Technology (16.4%), Consumer Discretionary (11.3%) Health Care (10.9%) and Industrials (10.4%). The Fund’s portfolio composition is subject to change at any time.

RISKS: The Fund is subject to certain risks of overseas investing not typically associated with investing in U.S. securities, including currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets. Lower- rated, higher yielding bonds known as “junk bonds” are subject to greater credit and liquidity risks, including the risk of default, than higher-rated obligations. As interest rates rise, bond prices fall, reducing the value of the fixed income portion of the Fund. The Fund may engage in short sales. Losses from short sales may be unlimited. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund may engage in active and frequent trading, resulting in increased transaction costs, which could detract from the Fund’s performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The S&P 500 index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S. Please note that an investor cannot invest directly in an index.

SB Growth and Income Fund 2005 Annual Report         7

Fund at a Glance (unaudited)

8         SB Growth and Income Fund 2005 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested distributions, including returns of capital, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2005 and held for the six months ended October 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(3)
Smith Barney Class 1	4.79%	$1,000.00	$1,047.90	0.96%	$4.96

Smith Barney Class A	4.70	1,000.00	1,047.00	1.25	6.45

Smith Barney Class B	4.28	1,000.00	1,042.80	1.97	10.14

Smith Barney Class C	4.33	1,000.00	1,043.30	1.87	9.63

Smith Barney Class O	4.56	1,000.00	1,045.60	1.40	7.22

Smith Barney Class P	4.63	1,000.00	1,046.30	1.35	6.96

Smith Barney Class Y	4.91	1,000.00	1,049.10	0.69	3.56

Salomon Brothers Class A	4.62	1,000.00	1,046.20	1.25	6.45

Salomon Brothers Class B	4.11	1,000.00	1,041.10	2.00	10.29

Salomon Brothers Class C	4.27	1,000.00	1,042.70	1.98	10.19

(1)	For the six months ended October 31, 2005.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Smith Barney Class 1, Smith Barney Class A and Salomon Brothers Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Smith Barney Class B, Smith Barney Class C, Smith Barney Class O, Smith Barney Class P, Salomon Brothers Class B and Salomon Brothers Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary fee waiver and/or expense reimbursement) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

SB Growth and Income Fund 2005 Annual Report         9

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(2)
Smith Barney Class 1	5.00%	$1,000.00	$1,020.37	0.96%	$4.89

Smith Barney Class A	5.00	1,000.00	1,018.90	1.25	6.36

Smith Barney Class B	5.00	1,000.00	1,015.27	1.97	10.01

Smith Barney Class C	5.00	1,000.00	1,015.78	1.87	9.50

Smith Barney Class O	5.00	1,000.00	1,018.15	1.40	7.12

Smith Barney Class P	5.00	1,000.00	1,018.40	1.35	6.87

Smith Barney Class Y	5.00	1,000.00	1,021.37	0.69	3.46

Salomon Brothers Class A	5.00	1,000.00	1,018.90	1.25	6.36

Salomon Brothers Class B	5.00	1,000.00	1,015.12	2.00	10.16

Salomon Brothers Class C	5.00	1,000.00	1,015.22	1.98	10.06

(1)	For the six months ended October 31, 2005.
(2)	Expenses (net of voluntary fee waiver and/or expense reimbursement) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

10         SB Growth and Income Fund 2005 Annual Report

Fund Performance

Average Annual Total Returns† (unaudited)

	Without Sales Charges(1)
	Smith Barney Class 1	Smith Barney Class A	Smith Barney Class B	Smith Barney Class C	Smith Barney Class O
Twelve Months Ended 10/31/05	6.48%	6.16%	5.43%	5.51%	5.95%

Five Years Ended 10/31/05	(2.31)	(2.62)	(3.55)	(3.19)	N/A

Ten Years Ended 10/31/05	6.74	N/A	N/A	N/A	N/A

Inception* through 10/31/05	8.15	5.80	4.89	(2.58)	(1.82)

	Smith Barney Class P	Smith Barney Class Y	Salomon Brothers Class A	Salomon Brothers Class B	Salomon Brothers Class C
Twelve Months Ended 10/31/05	5.94%	6.75%	6.10%	5.32%	5.37%

Five Years Ended 10/31/05	N/A	N/A	N/A	N/A	N/A

Ten Years Ended 10/31/05	N/A	N/A	N/A	N/A	N/A

Inception* through 10/31/05	(1.79)	(0.92)	7.78	5.83	5.83

	With Sales Charges(2)
	Smith Barney Class 1	Smith Barney Class A	Smith Barney Class B	Smith Barney Class C	Smith Barney Class O
Twelve Months Ended 10/31/05	(2.58)%	0.85%	0.43%	4.51%	4.95%

Five Years Ended 10/31/05	(4.03)	(3.61)	(3.73)	(3.19)	N/A

Ten Years Ended 10/31/05	5.80	N/A	N/A	N/A	N/A

Inception* through 10/31/05	7.64	5.21	4.89	(2.58)	(1.82)

	Smith Barney Class P	Smith Barney Class Y	Salomon Brothers Class A	Salomon Brothers Class B	Salomon Brothers Class C
Twelve Months Ended 10/31/05	0.94%	6.75%	0.00%	0.32%	4.37%

Five Years Ended 10/31/05	N/A	N/A	N/A	N/A	N/A

Ten Years Ended 10/31/05	N/A	N/A	N/A	N/A	N/A

Inception* through 10/31/05	(1.99)	(0.92)	4.76	3.92	5.83

SB Growth and Income Fund 2005 Annual Report         11

Fund Performance (continued)

Cumulative Total Returns† (unaudited)

Without Sales Charges(1)
Smith Barney Class 1 (10/31/95 through 10/31/05)	92.07%

Smith Barney Class A (Inception* through 10/31/05)	67.99

Smith Barney Class B (Inception* through 10/31/05)	55.16

Smith Barney Class C (Inception* through 10/31/05)	(12.42)

Smith Barney Class O (Inception* through 10/31/05)	(8.58)

Smith Barney Class P (Inception* through 10/31/05)	(8.46)

Smith Barney Class Y (Inception* through 10/31/05)	(4.43)

Salomon Brothers Class A (Inception* through 10/31/05)	16.87

Salomon Brothers Class B (Inception* through 10/31/05)	11.94

Salomon Brothers Class C (Inception* through 10/31/05)	11.94

(1)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Smith Barney Class 1, Smith Barney Class A, and Salomon Brothers Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Smith Barney Class B, Smith Barney Class C, Smith Barney Class O, Smith Barney Class P shares, Salomon Brothers Class B and Salomon Brothers Class C shares.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Smith Barney Class 1, Smith Barney Class A and Salomon Brothers Class A shares reflect the deduction of the maximum initial sales charges of 8.50%, 5.00% and 5.75%, respectively. Smith Barney Class B, Smith Barney Class P shares and Salomon Brothers Class B reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines by 1.00% per year until no CDSC is incurred. Smith Barney Class C, Smith Barney Class O shares and Salomon Brothers Class C also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
†	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
*	Inception date for Smith Barney Class 1 shares is April 14, 1987. Inception date for Smith Barney Class A and Smith Barney Class B shares is August 18, 1996. Inception date for Smith Barney Class C shares is October 9, 2000. Inception date for Smith Barney Class O, Smith Barney Class P and Smith Barney Class Y shares is December 8, 2000. Inception date for Salomon Brothers Class A shares is October 3, 2003. Inception date for Salomon Brothers Class B and Salomon Brothers Class C shares is November 5, 2003.

12         SB Growth and Income Fund 2005 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Smith Barney Class 1 Shares of the SB Growth and Income Fund vs. S&P 500 Index† (October 1995 — October 2005)

†	Hypothetical illustration of $10,000 invested in Smith Barney Class 1 shares on October 31, 1995, assuming deduction of the 8.50% maximum sales charge at the time of investment and the reinvestment of distributions, including returns of capital, if any, at net asset value through October 31, 2005. The S&P 500 Index is an index of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Figures for the Index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the performance of Smith Barney Class 1 shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholder investing in other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

SB Growth and Income Fund 2005 Annual Report         13

Schedule of Investments (October 31, 2005)

SB GROWTH AND INCOME FUND

Shares	Security	Value

COMMON STOCKS — 98.9%
CONSUMER DISCRETIONARY — 11.3%
Hotels, Restaurants & Leisure — 2.3%
33,200	Ctrip.com International Ltd., ADR (a)	$1,909,996
344,000	McDonald’s Corp.	10,870,400
151,100	Station Casinos Inc.	9,685,510

	Total Hotels, Restaurants & Leisure	22,465,906

Household Durables — 1.0%
415,400	Newell Rubbermaid Inc. (a)	9,550,046

Media — 4.9%
175,900	Comcast Corp., Class A Shares*	4,895,297
320,400	EchoStar Communications Corp., Class A Shares*	8,609,148
777,902	Liberty Media Corp., Class A Shares*	6,199,879
906,900	News Corp., Class B Shares	13,657,914
753,700	Time Warner Inc.	13,438,471

	Total Media	46,800,709

Specialty Retail — 3.1%
446,600	Best Buy Co. Inc.	19,766,516
421,800	Staples Inc.	9,587,514

	Total Specialty Retail	29,354,030

	TOTAL CONSUMER DISCRETIONARY	108,170,691

CONSUMER STAPLES — 10.0%
Beverages — 2.2%
352,900	PepsiCo Inc.	20,849,332

Food & Staples Retailing — 1.8%
371,600	Wal-Mart Stores Inc.	17,580,396

Food Products — 3.4%
340,200	Kellogg Co.	15,026,634
229,400	McCormick & Co. Inc., Non Voting Shares (a)	6,948,526
581,200	Sara Lee Corp.	10,374,420

	Total Food Products	32,349,580

Household Products — 2.6%
178,300	Kimberly-Clark Corp.	10,134,572
262,700	Procter & Gamble Co.	14,708,573

	Total Household Products	24,843,145

	TOTAL CONSUMER STAPLES	95,622,453

ENERGY — 9.2%
Energy Equipment & Services — 1.7%
166,400	ENSCO International Inc.	7,586,176
201,700	GlobalSantaFe Corp.	8,985,735

	Total Energy Equipment & Services	16,571,911

See Notes to Financial Statements.

14         SB Growth and Income Fund 2005 Annual Report

Schedule of Investments (October 31, 2005) (continued)

Shares	Security	Value

Oil, Gas & Consumable Fuels — 7.5%
133,400	Burlington Resources Inc.	$9,634,148
416,900	Exxon Mobil Corp.	23,404,766
261,000	Nexen Inc.	10,789,740
122,800	Suncor Energy Inc.	6,585,764
168,400	Total SA, Sponsored ADR (a)	21,221,768

	Total Oil, Gas & Consumable Fuels	71,636,186

	TOTAL ENERGY	88,208,097

FINANCIALS — 20.8%
Capital Markets — 3.6%
135,000	Goldman Sachs Group Inc.	17,059,950
260,400	Merrill Lynch & Co. Inc.	16,858,296

	Total Capital Markets	33,918,246

Commercial Banks — 6.6%
450,754	Bank of America Corp.	19,715,980
160,000	Comerica Inc.	9,244,800
202,500	Wachovia Corp.	10,230,300
398,700	Wells Fargo & Co.	24,001,740

	Total Commercial Banks	63,192,820

Consumer Finance — 2.9%
279,500	American Express Co.	13,910,715
180,700	Capital One Financial Corp. (a)	13,796,445

	Total Consumer Finance	27,707,160

Diversified Financial Services — 2.2%
574,880	JPMorgan Chase & Co.	21,052,106

Insurance — 4.4%
158,900	AFLAC Inc.	7,592,242
227,000	American International Group Inc.	14,709,600
121	Berkshire Hathaway Inc., Class A Shares (a)*	10,393,900
105,400	Chubb Corp.	9,799,038

	Total Insurance	42,494,780

Thrifts & Mortgage Finance — 1.1%
173,900	Golden West Financial Corp.	10,213,147

	TOTAL FINANCIALS	198,578,259

HEALTH CARE — 10.9%
Biotechnology — 1.6%
196,004	Amgen Inc.*	14,849,263

Health Care Providers & Services — 4.4%
193,950	Coventry Health Care Inc.*	10,471,360
295,200	UnitedHealth Group Inc.	17,089,128
191,600	WellPoint Inc.*	14,308,688

	Total Health Care Providers & Services	41,869,176

See Notes to Financial Statements.

SB Growth and Income Fund 2005 Annual Report         15

Schedule of Investments (October 31, 2005) (continued)

Shares	Security	Value

Pharmaceuticals — 4.9%
267,700	Pfizer Inc.	$5,819,798
385,600	Sanofi-Aventis, ADR	15,470,272
162,500	Sepracor Inc. (a)*	9,140,625
443,000	Teva Pharmaceutical Industries Ltd., Sponsored ADR (a)	16,887,160

	Total Pharmaceuticals	47,317,855

	TOTAL HEALTH CARE	104,036,294

INDUSTRIALS — 10.4%
Aerospace & Defense — 4.3%
433,200	Boeing Co.	28,002,048
369,500	Raytheon Co.	13,653,025

	Total Aerospace & Defense	41,655,073

Building Products — 1.1%
269,200	American Standard Cos. Inc.	10,240,368

Industrial Conglomerates — 5.0%
1,148,400	General Electric Co.	38,942,244
121,000	Textron Inc.	8,716,840

	Total Industrial Conglomerates	47,659,084

	TOTAL INDUSTRIALS	99,554,525

INFORMATION TECHNOLOGY — 16.4%
Communications Equipment — 0.9%
467,434	ADC Telecommunications Inc. (a)*	8,156,723

Computers & Peripherals — 2.3%
392,000	Dell Inc.*	12,496,960
117,200	International Business Machines Corp.	9,596,336

	Total Computers & Peripherals	22,093,296

Electronic Equipment & Instruments — 0.2%
143,400	Dolby Laboratories Inc., Class A Shares*	2,308,740

Internet Software & Services — 1.4%
26,600	Netease.com Inc. ADR (a)*	2,028,782
85,600	SINA Corp. (a)*	2,169,960
253,300	Yahoo! Inc.*	9,364,501

	Total Internet Software & Services	13,563,243

IT Services — 1.2%
293,900	Paychex Inc.	11,391,564

Semiconductors & Semiconductor Equipment — 3.7%
561,100	Applied Materials Inc.	9,190,818
415,600	ASML Holding NV, NY Registered Shares (a)*	7,056,888
367,300	Intel Corp.	8,631,550
297,800	Maxim Integrated Products Inc.	10,327,704

	Total Semiconductors & Semiconductor Equipment	35,206,960

See Notes to Financial Statements.

16         SB Growth and Income Fund 2005 Annual Report

Schedule of Investments (October 31, 2005) (continued)

Shares	Security	Value

Software — 6.7%
286,600	Adobe Systems Inc.	$9,242,850
254,700	Cognos Inc. (a)*	9,558,891
173,800	Electronic Arts Inc.*	9,885,744
1,386,100	Microsoft Corp.	35,622,770

	Total Software	64,310,255

	TOTAL INFORMATION TECHNOLOGY	157,030,781

MATERIALS — 5.4%
Chemicals — 2.3%
285,200	E.I. du Pont de Nemours & Co.	11,889,988
290,900	Ecolab Inc.	9,622,972

	Total Chemicals	21,512,960

Metals & Mining — 3.1%
910,200	Barrick Gold Corp.	22,982,550
334,700	Placer Dome Inc.	6,677,265

	Total Metals & Mining	29,659,815

	TOTAL MATERIALS	51,172,775

TELECOMMUNICATION SERVICES — 3.3%
Wireless Telecommunication Services — 3.3%
139,100	ALLTEL Corp.	8,604,726
988,915	Sprint Nextel Corp.	23,051,609

	TOTAL TELECOMMUNICATION SERVICES	31,656,335

UTILITIES — 1.2%
Multi-Utilities — 1.2%
266,300	Sempra Energy	11,797,090

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $785,452,348)	945,827,300

Face Amount
SHORT-TERM INVESTMENTS — 8.6%
Repurchase Agreement — 1.5%
$13,854,000	State Street Bank & Trust Co., dated 10/31/05, 3.520% due 11/1/05; Proceeds at maturity — $13,855,355; (Fully collateralized by U.S. Treasury Bond, 7.250% due 8/15/22; Market value — $14,137,230) (Cost — $13,854,000)	13,854,000

See Notes to Financial Statements.

SB Growth and Income Fund 2005 Annual Report         17

Schedule of Investments (October 31, 2005) (continued)

Shares	Security	Value

Securities Purchased from Securities Lending Collateral — 7.1%
68,197,928	State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $68,197,928)	$68,197,928

	TOTAL SHORT-TERM INVESTMENTS (Cost — $82,051,928)	82,051,928

	TOTAL INVESTMENTS — 107.5% (Cost — $867,504,276#)	1,027,879,228
	Liabilities in Excess of Other Assets — (7.5)%	(71,846,650)

	TOTAL NET ASSETS — 100.0%	$956,032,578

*	Non-income producing security.
(a)	All or a portion of this security is on loan (See Notes 1 and 3).
#	Aggregate cost for federal income tax purposes is $871,954,107.

Abbreviation used in this schedule:
ADR	— American Depositary Receipt

See Notes to Financial Statements.

18         SB Growth and Income Fund 2005 Annual Report

Statement of Assets and Liabilities (October 31, 2005)

ASSETS:
Investments, at value (Cost — $867,504,276)	$1,027,879,228
Cash	88
Receivable for securities sold	8,887,788
Receivable for Fund shares sold	344,979
Dividends and interest receivable	183,501
Prepaid expenses	2,919

Total Assets	1,037,298,503

LIABILITIES:
Payable for loaned securities collateral (Notes 1 and 3)	68,197,928
Payable for securities purchased	9,471,636
Payable for Fund shares repurchased	1,537,117
Transfer agent fees payable	1,037,152
Management fee payable	509,154
Trustees’ retirement plan payable	325,135
Trustees’ fees payable	25,999
Service plan fees payable	23,369
Accrued expenses	138,435

Total Liabilities	81,265,925

Total Net Assets	$956,032,578

NET ASSETS:
Par value (Note 6)	$633
Paid-in capital in excess of par value	916,053,209
Accumulated net realized loss on investments and foreign currency transactions	(120,396,216)
Net unrealized appreciation on investments	160,374,952

Total Net Assets	$956,032,578

Shares Outstanding:
Smith Barney Class 1	31,473,655

Smith Barney Class A	17,533,144

Smith Barney Class B	7,328,720

Smith Barney Class C	309,666

Smith Barney Class O	86,397

Smith Barney Class P	501,011

Smith Barney Class Y	6,082,692

Salomon Brothers Class A	7,898

Salomon Brothers Class B	1,114

Salomon Brothers Class C	174

See Notes to Financial Statements.

SB Growth and Income Fund 2005 Annual Report         19

Statement of Assets and Liabilities (October 31, 2005) (continued)

Net Asset Value:
Smith Barney Class 1 (and redemption price)	$15.19

Smith Barney Class A (and redemption price)	$15.19

Smith Barney Class B *	$14.38

Smith Barney Class C *	$14.94

Smith Barney Class O *	$15.13

Smith Barney Class P *	$15.15

Smith Barney Class Y (and redemption price)	$15.22

Salomon Brothers Class A (and redemption price)	$15.20

Salomon Brothers Class B *	$14.44

Salomon Brothers Class C *	$14.91

Maximum Public Offering Price Per Share:
Smith Barney Class 1 (based on maximum sales charge of 8.50%)	$16.60

Smith Barney Class A (based on maximum sales charge of 5.00%)	$15.99

Salomon Brothers Class A (based on maximum sales charge of 5.75%)	$16.13

*	Redemption price is NAV of Smith Barney Class B, Smith Barney Class C, Smith Barney Class O, Smith Barney Class P, Salomon Brothers Class B and Salomon Brothers Class C shares reduced by a 5.00%, 1.00%, 1.00%, 5.00%, 5.00% and 1.00% contingent deferred sales charge (“CDSC”), respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

20         SB Growth and Income Fund 2005 Annual Report

Statement of Operations (For the year ended October 31, 2005)

INVESTMENT INCOME:
Dividends	$21,004,920
Interest	345,433
Income from securities lending	97,663
Less: Foreign taxes withheld	(213,035)

Total Investment Income	21,234,981

EXPENSES:
Management fee (Note 2)	6,948,212
Transfer agent fees (Notes 2 and 4)	2,883,446
Service plan fees (Notes 2 and 4)	1,970,629
Shareholder reports (Note 4)	145,605
Registration fees	121,867
Trustees’ fees	97,633
Custody fees	85,135
Legal fees	80,320
Audit and tax	28,324
Insurance	12,636
Miscellaneous expenses	13,598

Total Expenses	12,387,405
Less: Expense reimbursement (Note 2)	(451,134)

Net Expenses	11,936,271

Net Investment Income	9,298,710

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain From:
Investments	56,933,025
Foreign currency transactions	274

Net Realized Gain	56,933,299

Change in Net Unrealized Appreciation/Depreciation	(420,262)

Net Gain on Investments and Foreign Currency Transactions	56,513,037

Increase in Net Assets From Operations	$65,811,747

See Notes to Financial Statements.

SB Growth and Income Fund 2005 Annual Report         21

Statements of Changes in Net Assets (For the years ended October 31,)

	2005	2004
OPERATIONS:
Net investment income	$9,298,710	$4,597,795
Net realized gain	56,933,299	52,522,589
Change in net unrealized appreciation/depreciation	(420,262)	20,430,552

Increase in Net Assets From Operations	65,811,747	77,550,936

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 5):
Net investment income	(10,230,695)	(4,438,675)

Decrease in Net Assets From Distributions to Shareholders	(10,230,695)	(4,438,675)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	49,974,009	126,454,342
Reinvestment of distributions	7,821,331	2,994,814
Cost of shares repurchased	(280,789,738)	(214,582,297)

Decrease in Net Assets From Fund Share Transactions	(222,994,398)	(85,133,141)

Decrease in Net Assets	(167,413,346)	(12,020,880)
NET ASSETS:
Beginning of year	1,123,445,924	1,135,466,804

End of year*	$956,032,578	$1,123,445,924

* Includes undistributed net investment income of:	—	$536,107

See Notes to Financial Statements.

22         SB Growth and Income Fund 2005 Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:

Smith Barney Class 1 Shares(1)(2)	2005		2004	2003	2002	2001
Net Asset Value, Beginning of Year	$14.42		$13.53	$11.05	$13.08	$19.03

Income (Loss) From Operations:
Net investment income	0.15		0.08	0.07	0.05	0.10
Net realized and unrealized gain (loss)	0.78		0.88	2.46	(2.02)	(4.62)

Total Income (Loss) From Operations	0.93		0.96	2.53	(1.97)	(4.52)

Less Distributions From:
Net investment income	(0.16)		(0.07)	(0.05)	(0.05)	(0.06)
Net realized gains	—		—	—	—	(1.37)
Return of capital	—		—	—	(0.01)	—

Total Distributions	(0.16)		(0.07)	(0.05)	(0.06)	(1.43)

Net Asset Value, End of Year	$15.19		$14.42	$13.53	$11.05	$13.08

Total Return(3)	6.48%		7.08%	22.91%	(15.13)%	(25.18)%

Net Assets, End of Year (millions)	$478		$518	$536	$494	$678

Ratios to Average Net Assets:
Gross expenses	0.95%		0.97%	1.00%	0.99%	0.73%
Net expenses	0.95	(4)(5)	0.96 (4)	1.00	0.99	0.73
Net investment income	1.01		0.59	0.56	0.38	0.62

Portfolio Turnover Rate	57%		42%	63%	44%	69%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On May 9, 2003, Class 1 shares were renamed as Smith Barney Class 1 shares.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager voluntarily waived a portion of its fees and/or reimbursed certain expenses. Fee waivers and/or expense reimbursements are voluntary and may be reduced or terminated at any time.
(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the class will not exceed 1.00%.

See Notes to Financial Statements.

SB Growth and Income Fund 2005 Annual Report         23

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:

Smith Barney Class A Shares(1)(2)	2005		2004	2003	2002		2001
Net Asset Value, Beginning of Year	$14.42		$13.52	$11.06	$13.07		$19.03

Income (Loss) From Operations:
Net investment income	0.11		0.04	0.02	0.02		0.03
Net realized and unrealized gain (loss)	0.78		0.88	2.45	(2.02)		(4.61)

Total Income (Loss) From Operations	0.89		0.92	2.47	(2.00)		(4.58)

Less Distributions From:
Net investment income	(0.12)		(0.02)	(0.01)	(0.00	)(3)	(0.01)
Net realized gains	—		—	—	—		(1.37)
Return of capital	—		—	—	(0.01)		—

Total Distributions	(0.12)		(0.02)	(0.01)	(0.01)		(1.38)

Net Asset Value, End of Year	$15.19		$14.42	$13.52	$11.06		$13.07

Total Return(4)	6.16%		6.82%	22.36%	(15.29)%		(25.51)%

Net Assets, End of Year (millions)	$266		$283	$278	$233		$295

Ratios to Average Net Assets:
Gross expenses	1.29%		1.28%	1.35%	1.25%		1.17%
Net expenses	1.25	(5)(6)	1.27 (5)	1.35	1.25		1.17
Net investment income	0.70		0.28	0.21	0.12		0.19

Portfolio Turnover Rate	57%		42%	63%	44%		69%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On May 9, 2003, Class A shares were renamed as Smith Barney Class A shares.
(3)	Amount represents less than $0.01 per share.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(5)	The investment manager voluntarily waived a portion of its fees and/or reimbursed certain expenses. Fee waivers and/or expense reimbursements are voluntary and may be reduced or terminated at any time.
(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the class will not exceed 1.25%.

See Notes to Financial Statements.

24         SB Growth and Income Fund 2005 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:

Smith Barney Class B Shares(1)(2)	2005		2004	2003	2002	2001
Net Asset Value, Beginning of Year	$13.64		$12.91	$10.66	$12.73	$18.70

Income (Loss) From Operations:
Net investment loss	(0.00	)(3)	(0.11)	(0.10)	(0.11)	(0.10)
Net realized and unrealized gain (loss)	0.74		0.84	2.35	(1.96)	(4.50)

Total Income (Loss) From Operations	0.74		0.73	2.25	(2.07)	(4.60)

Less Distributions From:
Net realized gains	—		—	—	—	(1.37)

Total Distributions	—		—	—	—	(1.37)

Net Asset Value, End of Year	$14.38		$13.64	$12.91	$10.66	$12.73

Total Return(4)	5.43%		5.65%	21.11%	(16.26)%	(26.10)%

Net Assets, End of Year (millions)	$105		$113	$117	$111	$160

Ratios to Average Net Assets:
Gross expenses	2.27%		2.37%	2.42%	2.28%	2.00%
Net expenses	1.98	(5)(6)	2.36 (5)	2.42	2.28	2.00
Net investment loss	(0.03)		(0.81)	(0.85)	(0.91)	(0.65)

Portfolio Turnover Rate	57%		42%	63%	44%	69%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On May 9, 2003, Class B shares were renamed as Smith Barney Class B shares.
(3)	Amount represents less than $0.01 per share.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(5)	The investment manager voluntarily waived a portion of its fees and/or reimbursed certain expenses. Fee waivers and/or expense reimbursements are voluntary and may be reduced or terminated at any time.
(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the class will not exceed 2.00%.

See Notes to Financial Statements.

SB Growth and Income Fund 2005 Annual Report         25

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:

Smith Barney Class C Shares(1)(2)	2005		2004		2003	2002	2001
Net Asset Value, Beginning of Year	$14.16		$13.33		$10.94	$13.00	$19.04

Income (Loss) From Operations:
Net investment income (loss)	0.02		(0.04)		(0.03)	(0.07)	(0.08)
Net realized and unrealized gain (loss)	0.76		0.87		2.42	(1.99)	(4.59)

Total Income (Loss) From Operations	0.78		0.83		2.39	(2.06)	(4.67)

Less Distributions From:
Net investment income	—		(0.00	)(3)	—	—	—
Net realized gains	—		—		—	—	(1.37)

Total Distributions	—		(0.00)		—	—	(1.37)

Net Asset Value, End of Year	$14.94		$14.16		$13.33	$10.94	$13.00

Total Return(4)	5.51%		6.23%		21.85%	(15.85)%	(25.99)%

Net Assets, End of Year (000s)	$4,627		$5,675		$5,696	$4,516	$5,774

Ratios to Average Net Assets:
Gross expenses	1.86%		1.82%		1.80%	1.89%	1.85%
Net expenses	1.86	(5)(6)	1.82	(5)	1.80	1.89	1.85
Net investment income (loss)	0.13		(0.27)		(0.25)	(0.52)	(0.49)

Portfolio Turnover Rate	57%		42%		63%	44%	69%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On May 9, 2003, Class L shares were renamed as Smith Barney Class L shares. On April 29, 2004, Smith Barney Class L shares were renamed as Smith Barney Class C shares.
(3)	Amount represents less than $0.01 per share.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(5)	The investment manager voluntarily waived a portion of its fees and/or reimbursed certain expenses. Fee waivers and/or expense reimbursements are voluntary and may be reduced or terminated at any time.
(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the class will not exceed 2.00%.

See Notes to Financial Statements.

26         SB Growth and Income Fund 2005 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Smith Barney Class O Shares(1)(2)	2005		2004	2003	2002	2001(3)
Net Asset Value, Beginning of Year	$14.28		$13.40	$10.97	$13.04	$16.55

Income (Loss) From Operations:
Net investment income (loss)	0.07		0.01	0.01	(0.06)	(0.03)
Net realized and unrealized gain (loss)	0.78		0.87	2.42	(2.01)	(3.48)

Total Income (Loss) From Operations	0.85		0.88	2.43	(2.07)	(3.51)

Net Asset Value, End of Year	$15.13		$14.28	$13.40	$10.97	$13.04

Total Return(4)	5.95%		6.57%	22.15%	(15.87)%	(21.21)%

Net Assets, End of Year (000s)	$1,307		$1,399	$1,566	$1,595	$2,453

Ratios to Average Net Assets:
Gross expenses	1.47%		1.51%	1.52%	1.82%	1.53	%(5)
Net expenses	1.47	(6)(7)	1.51 (6)	1.52	1.82	1.53	(5)
Net investment income (loss)	0.49		0.04	0.05	(0.45)	(0.18	)(5)

Portfolio Turnover Rate	57%		42%	63%	44%	69%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On May 9, 2003, Class O shares were renamed as Smith Barney Class O shares.
(3)	For the period December 8, 2000 (inception date) to October 31, 2001.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	The investment manager voluntarily waived a portion of its fees and/or reimbursed certain expenses. Fee waivers and/or expense reimbursements are voluntary and may be reduced or terminated at any time.
(7)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the class will not exceed 1.70%.

See Notes to Financial Statements.

SB Growth and Income Fund 2005 Annual Report         27

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Smith Barney Class P Shares(1)(2)	2005		2004		2003	2002	2001(3)
Net Asset Value, Beginning of Year	$14.30		$13.44		$11.00	$13.04	$16.55

Income (Loss) From Operations:
Net investment income (loss)	0.09		(0.00	)(4)	0.01	(0.03)	(0.03)
Net realized and unrealized gain (loss)	0.76		0.86		2.43	(2.01)	(3.48)

Total Income (Loss) From Operations	0.85		0.86		2.44	(2.04)	(3.51)

Net Asset Value, End of Year	$15.15		$14.30		$13.44	$11.00	$13.04

Total Return(5)	5.94%		6.40%		22.18%	(15.64)%	(21.21)%

Net Assets, End of Year (000s)	$7,591		$13,521		$22,993	$26,301	$47,719

Ratios to Average Net Assets:
Gross expenses	1.51%		1.59%		1.51%	1.61%	1.53	%(6)
Net expenses	1.51	(7)(8)	1.58	(7)	1.51	1.61	1.53	(6)
Net investment income (loss)	0.58		(0.02)		0.06	(0.23)	(0.20	)(6)

Portfolio Turnover Rate	57%		42%		63%	44%	69%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On May 9, 2003, Class P shares were renamed as Smith Barney Class P shares.
(3)	For the period December 8, 2000 (inception date) to October 31, 2001.
(4)	Amount represents less than $0.01 per share.
(5)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(6)	Annualized.
(7)	The investment manager voluntarily waived a portion of its fees and/or reimbursed certain expenses. Fee waivers and/or expense reimbursements are voluntary and may be reduced or terminated at any time.
(8)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the class will not exceed 1.75%.

See Notes to Financial Statements.

28         SB Growth and Income Fund 2005 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Smith Barney Class Y Shares(1)(2)	2005		2004	2003	2002	2001(3)
Net Asset Value, Beginning of Year	$14.45		$13.55	$11.08	$13.08	$16.55

Income (Loss) From Operations:
Net investment income	0.21		0.12	0.11	0.09	0.10
Net realized and unrealized gain (loss)	0.76		0.89	2.44	(2.01)	(3.51)

Total Income (Loss) From Operations	0.97		1.01	2.55	(1.92)	(3.41)

Less Distributions From:
Net investment income	(0.20)		(0.11)	(0.08)	(0.07)	(0.06)
Return of capital	—		—	—	(0.01)	—

Total Distributions	(0.20)		(0.11)	(0.08)	(0.08)	(0.06)

Net Asset Value, End of Year	$15.22		$14.45	$13.55	$11.08	$13.08

Total Return(4)	6.75%		7.48%	23.16%	(14.77)%	(20.65)%

Net Assets, End of Year (millions)	$93		$189	$174	$136	$161

Ratios to Average Net Assets:
Gross expenses	0.69%		0.68%	0.67%	0.67%	0.67	%(5)
Net expenses	0.69	(6)(7)	0.67 (6)	0.67	0.67	0.67	(5)
Net investment income	1.39		0.87	0.88	0.70	0.68	(5)

Portfolio Turnover Rate	57%		42%	63%	44%	69%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On May 9, 2003, Class Y shares were renamed as Smith Barney Class Y shares.
(3)	For the period December 8, 2000 (inception date) to October 31, 2001.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	The investment manager voluntarily waived a portion of its fees and/or reimbursed certain expenses. Fee waivers and/or expense reimbursements are voluntary and may be reduced or terminated at any time.
(7)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the class will not exceed 1.00%.

See Notes to Financial Statements.

SB Growth and Income Fund 2005 Annual Report         29

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Salomon Brothers Class A Shares(1)	2005	2004	2003(2)
Net Asset Value, Beginning of Year	$14.42	$13.52	$13.12

Income (Loss) From Operations:
Net investment income (loss)	0.07	0.04	(0.00	)(3)
Net realized and unrealized gain	0.81	0.89	0.40

Total Income From Operations	0.88	0.93	0.40

Less Distributions From:
Net investment income	(0.10)	(0.03)	—

Total Distributions	(0.10)	(0.03)	—

Net Asset Value, End of Year	$15.20	$14.42	$13.52

Total Return(4)	6.10%	6.89%	3.05%

Net Assets, End of Year (000s)	$120	$50	$24

Ratios to Average Net Assets:
Gross expenses	12.18%	11.33%	1.25	%(5)
Net expenses(6)	1.25 (7)	1.24 (7)	1.25	(5)
Net investment income (loss)	0.45	0.26	(0.21	)(5)

Portfolio Turnover Rate	57%	42%	63%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period October 3, 2003 (inception date) to October 31, 2003.
(3)	Amount represents less than $0.01 per share.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the class will not exceed 1.25%.
(7)	The investment manager voluntarily waived a portion of its fees and/or reimbursed certain expenses. Fee waivers and/or expense reimbursements are voluntary and may be reduced or terminated at any time.

See Notes to Financial Statements.

30         SB Growth and Income Fund 2005 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Salomon Brothers Class B Shares(1)	2005	2004(2)
Net Asset Value, Beginning of Year	$13.71	$12.90

Income (Loss) From Operations:
Net investment loss	(0.01)	(0.05)
Net realized and unrealized gain	0.74	0.86

Total Income From Operations	0.73	0.81

Net Asset Value, End of Year	$14.44	$13.71

Total Return(3)	5.32%	6.28%

Net Assets, End of Year (000s)	$16	$15

Ratios to Average Net Assets:
Gross expenses	24.42%	40.81	%(4)
Net expenses(5)(6)	2.00	1.99	(4)
Net investment income	(0.05)	(0.39	)(4)

Portfolio Turnover Rate	57%	42%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period November 5, 2003 (inception date) to October 31, 2004.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	The investment manager voluntarily waived a portion of its fees and/or reimbursed certain expenses. Fee waivers and/or expense reimbursements are voluntary and may be reduced or terminated at any time.
(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the class will not exceed 2.00%.

See Notes to Financial Statements.

SB Growth and Income Fund 2005 Annual Report         31

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:

Salomon Brothers Class C Shares(1)(2)	2005	2004(3)
Net Asset Value, Beginning of Year	$14.15	$13.32

Income (Loss) From Operations:
Net investment loss	(0.02)	(0.06)
Net realized and unrealized gain	0.78	0.89

Total Income From Operations	0.76	0.83

Net Asset Value, End of Year	$14.91	$14.15

Total Return(4)	5.37%	6.23%

Net Assets, End of Year (000s)	$3	$2

Ratios to Average Net Assets:
Gross expenses	138.59%	169.24	%(5)
Net expenses(6)(7)	2.00	1.99	(5)
Net investment loss	(0.11)	(0.43	)(5)

Portfolio Turnover Rate	57%	42%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 29, 2004, Salomon Brothers Class 2 shares were renamed as Salomon Brothers Class C shares.
(3)	For the period November 5, 2003 (inception date) to October 31, 2004.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	The investment manager voluntarily waived a portion of its fees and/or reimbursed certain expenses. Fee waivers and/or expense reimbursements are voluntary and may be reduced or terminated at any time.
(7)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the class will not exceed 2.00%.

See Notes to Financial Statements.

32         SB Growth and Income Fund 2005 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The SB Growth and Income Fund (the “Fund”) is a separate diversified investment fund of Smith Barney Investment Series (“Trust”), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an

SB Growth and Income Fund 2005 Annual Report         33

Notes to Financial Statements (continued)

unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Lending of Portfolio Securities. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with its custodian, the Fund receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as securities lending income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund maintains the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

(e) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method.

(f) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

34         SB Growth and Income Fund 2005 Annual Report

Notes to Financial Statements (continued)

(g) Foreign Risk. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(h) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(j) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital
(a)	$395,604	$1	$(395,605)
(b)	274	(274)	—

(a)	Reclassifications are primarily due to a taxable overdistribution.
(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

SB Growth and Income Fund 2005 Annual Report         35

Notes to Financial Statements (continued)

2.	Management Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”) acts as the investment manager to the Fund. The Fund pays SBFM a management fee, which is calculated daily and paid monthly, at an annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Annual Rate
First $1 billion	0.65%

Next $1 billion	0.60

Next $1 billion	0.55

Next $1 billion	0.50

Over $4 billion	0.45

During the year ended October 31, 2005, the Salomon Brothers Class A, B and C shares had a voluntary expense limitation in place of 1.25%, 2.00% and 2.00%, respectively. Effective November 1, 2004, SBFM imposed a voluntary expense limitation of 1.00%, 1.25%, 2.00%, 2.00%, 1.70%, 1.75% and 1.00% for Smith Barney Class 1, Smith Barney Class A, Smith Barney Class B, Smith Barney Class C, Smith Barney Class O, Smith Barney Class P and Smith Barney Class Y shares, respectively. These voluntary expense limitations can be terminated at anytime by SBFM.

During the year ended October 31, 2005, SBFM reimbursed certain expenses amounting to $451,134.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) and Primerica Shareholder Services (“PSS”), another subsidiary of Citigroup, act as the Fund’s sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the year ended October 31, 2005, the Fund paid transfer agent fees of $1,860,525 to CTB. In addition, for the year ended October 31, 2005, the Fund also paid $1,276 to other Citigroup affiliates for shareholder recordkeeping services.

Citigroup Global Markets Inc. (“CGM”) and PFS Distributors, Inc. (“PFS”), both of which are subsidiaries of Citigroup, act as the Fund’s distributors.

There are maximum sales charges of 8.50%, 5.00% and 5.75% for Smith Barney Class 1, Smith Barney Class A and Salomon Brothers Class A shares, respectively. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Smith Barney Class B, Smith Barney Class P and Salomon Brothers Class B shares, which applies if redemption occurs within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Smith Barney Class C, Smith Barney Class O and Salomon Brothers Class C shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Smith Barney Class A and Salomon Brothers Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Smith Barney

36         SB Growth and Income Fund 2005 Annual Report

Notes to Financial Statements (continued)

Class A and Salomon Brothers Class A shares which, when combined with current holdings of Smith Barney Class A and Salomon Brothers Class A shares, respectively, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2005, CGM and its affiliates received sales charges of approximately $758,000, $689,000 and $3,000 on sales on the Fund’s Smith Barney Class 1, Smith Barney Class A and Salomon Brothers Class A shares, respectively. In addition, CDSCs paid to CGM and its affiliates for the year ended October 31, 2005 were approximately:

	Smith Barney Class B	Smith Barney Class P
CDSCs	$186,000	$5,000

For the year ended October 31, 2005, CGM and its affiliates received brokerage commissions of $4,872.

Certain officers and one Trustee of the Trust are employees of Citigroup or its affiliates and do not receive compensation from the Trust.

The Trustees of the Funds have adopted a Retirement Plan (“Plan”) for all Trustees who are not “interested persons” of the Fund, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75. Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with the manager for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the entirety of the calendar year of the Trustee’s retirement (assuming no change in relevant facts for the balance of the year following the Trustee’s retirement). Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. Three former Trustees are currently receiving payments under the Plan. In addition, two other former Trustees elected to receive a lump sum payment from this Plan.

Certain of the Trustees also are covered by a prior retirement plan. Under the prior plan, retirement benefits are payable for a ten-year period following retirement, with the annual payment to be based upon the Trustee’s compensation from the Trust during calendar year 2000. Trustees with more than five but less than ten years of service at retirement will receive a prorated benefit. In order to receive benefits under the current Plan, a Trustee must waive all rights under the prior plan prior to receiving payment under either plan.

At October 31, 2005, $325,135 is accrued in connection with these plans.

3.	Investments

During the year ended October 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$599,623,682

Sales	809,682,417

SB Growth and Income Fund 2005 Annual Report         37

Notes to Financial Statements (continued)

At October 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$183,239,265
Gross unrealized depreciation	(27,314,144)

Net unrealized appreciation	$155,925,121

At October 31, 2005, the Fund loaned securities having a market value of $66,555,714. The Fund received cash collateral amounting to $68,197,928 which was invested into the State Street Navigator Securities Lending Trust Prime Portfolio, a Rule 2a-7 money market fund, registered under the 1940 Act.

4.	Class Specific Expenses

Pursuant to Rule 12b-1 Service Plans, the Fund pays a distribution/service fee with respect to its Smith Barney Class A, Smith Barney Class B, Smith Barney Class C, Smith Barney Class O, Smith Barney Class P, Salomon Brothers Class A, Salomon Brothers Class B and Salomon Brothers Class C shares calculated at an annual rate not to exceed 0.25%, 1.00%, 1.00%, 0.70%, 0.75%, 0.25%, 1.00% and 1.00% of the average daily net assets of each class, respectively. For the year ended October 31, 2005, total Rule 12b-1 Service Plan fees, which are accrued daily and paid monthly, were as follows:

Service Plan Fees
Smith Barney Class A	$708,099
Smith Barney Class B	1,122,393
Smith Barney Class C	52,972
Smith Barney Class O	9,722
Smith Barney Class P	77,024
Salomon Brothers Class A	231
Salomon Brothers Class B	161
Salomon Brothers Class C	27

For the year ended October 31, 2005, total Transfer Agent fees were as follows:

Transfer Agent fees
Smith Barney Class 1	$1,291,021
Smith Barney Class A	949,877
Smith Barney Class B	627,738
Smith Barney Class C	8,020
Smith Barney Class O	878
Smith Barney Class P	5,237
Smith Barney Class Y	155
Salomon Brothers Class A	168
Salomon Brothers Class B	165
Salomon Brothers Class C	187

38         SB Growth and Income Fund 2005 Annual Report

Notes to Financial Statements (continued)

For the year ended October 31, 2005, total Shareholder Reports expenses were as follows:

Shareholder Reports Expenses
Smith Barney Class 1	$49,531
Smith Barney Class A	46,902
Smith Barney Class B	26,642
Smith Barney Class C	1,286
Smith Barney Class O	270
Smith Barney Class P	2,883
Smith Barney Class Y	875
Salomon Brothers Class A	10,216
Salomon Brothers Class B	3,500
Salomon Brothers Class C	3,500

5.	Distributions to Shareholders by Class

	Year Ended October 31, 2005	Year Ended October 31, 2004
Net Investment Income
Smith Barney Class 1	$5,640,385	$2,547,298
Smith Barney Class A	2,282,415	450,703
Smith Barney Class Y	2,307,446	1,440,607
Salomon Brothers Class A	449	67

Total	$10,230,695	$4,438,675

6.	Shares of Beneficial Interest

At October 31, 2005, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2005		Year Ended October 31, 2004*
	Shares	Amount	Shares	Amount
Smith Barney Class 1
Shares sold	806,674	$12,194,075	1,044,006	$14,924,192
Shares issued on reinvestment	372,548	5,640,383	178,451	2,547,297
Shares repurchased	(5,614,229)	(84,866,413)	(4,938,441)	(70,599,270)

Net Decrease	(4,435,007)	$(67,031,955)	(3,715,984)	$(53,127,781)

Smith Barney Class A
Shares sold	1,710,983	$25,798,158	2,940,815	$41,900,698
Shares issued on reinvestment	144,161	2,180,510	30,102	430,744
Shares repurchased	(3,957,314)	(59,851,324)	(3,921,903)	(55,990,984)

Net Decrease	(2,102,170)	$(31,872,656)	(950,986)	$(13,659,542)

SB Growth and Income Fund 2005 Annual Report         39

Notes to Financial Statements (continued)

	Year Ended October 31, 2005		Year Ended October 31, 2004*
	Shares	Amount	Shares	Amount
Smith Barney Class B
Shares sold	634,160	$9,077,077	967,167	$13,145,626
Shares repurchased	(1,610,491)	(23,028,269)	(1,708,716)	(23,129,672)

Net Decrease	(976,331)	$(13,951,192)	(741,549)	$(9,984,046)

Smith Barney Class C**
Shares sold	8,323	$123,874	49,254	$688,315
Shares repurchased	(99,430)	(1,483,074)	(75,689)	(1,065,685)

Net Decrease	(91,107)	$(1,359,200)	(26,435)	$(377,370)

Smith Barney Class O
Shares sold	206	$3,064	911	$13,210
Shares repurchased	(11,752)	(176,762)	(19,813)	(284,260)

Net Decrease	(11,546)	$(173,698)	(18,902)	$(271,050)

Smith Barney Class P
Shares sold	3,269	$48,929	8,706	$124,408
Shares repurchased	(447,580)	(6,708,737)	(774,610)	(10,991,629)

Net Decrease	(444,311)	$(6,659,808)	(765,904)	$(10,867,221)

Smith Barney Class Y
Shares sold	177,234	$2,659,726	3,958,728	$55,615,862
Shares issued on reinvestment	—	—	1,173	16,706
Shares repurchased	(7,151,502)	(104,670,434)	(3,745,374)	(52,520,803)

Net Increase (Decrease)	(6,974,268)	$(102,010,708)	214,527	$3,111,765

Salomon Brothers Class A
Shares sold	4,423	$65,138	1,694	$24,297
Shares issued on reinvestment	29	438	4	67
Shares repurchased	(48)	(741)	—	—

Net Increase	4,404	$64,835	1,698	$24,364

Salomon Brothers Class B
Shares sold	65	$892	1,114	$15,250
Shares repurchased	(65)	(929)	—	—

Net Increase (Decrease)	—	$(37)	1,114	$15,250

Salomon Brothers Class C**
Shares sold	198	$3,076	174	$2,490
Shares repurchased	(198)	(3,055)	—	—

Net Increase	—	$21	174	$2,490

*	For Salomon Brothers Class B and Salomon Brothers Class C shares, transactions are for the period November 5, 2003 (inception date) to October 31, 2004.
**	On April 29, 2004, Smith Barney Class L and Salomon Brothers Class 2 shares were renamed as Smith Barney Class C and Salomon Brothers Class C shares, respectively.

40         SB Growth and Income Fund 2005 Annual Report

Notes to Financial Statements (continued)

7.	Income Tax Information and Distribution to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, were as follows:

	2005	2004
Distributions paid from:
Ordinary Income	$10,230,695	$4,438,675

Total Taxable Distributions	$10,230,695	$4,438,675

As of October 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward*	$(115,946,385)
Unrealized appreciation/(depreciation)(a)	155,925,121

Total accumulated earnings/(losses) — net	$39,978,736

*	During the taxable year ended October 31, 2005, the Fund utilized $56,530,156 of its capital loss carryover available from prior years. As of October 31, 2005, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
10/31/2010	$(5,464,906)
10/31/2011	(110,481,479)

$(115,946,385)

This amount will be available to offset any future realized capital gains. To the extent that these carryforward losses are used to offset capital gains, the capital gains so offset will not be distributed. However, to the extent that the Fund’s current year distributions of net investment income exceed current year taxable income, such excess distributions will be taxable as ordinary income to shareholders to the extent of the capital loss carryforward utilized.

(a)	The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

8.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue

SB Growth and Income Fund 2005 Annual Report         41

Notes to Financial Statements (continued)

of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason Inc.

9.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

42         SB Growth and Income Fund 2005 Annual Report

Notes to Financial Statements (continued)

As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

***

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including SBFM and SBAM (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, the Fund’s investment manager believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, the Fund’s investment manager and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

10.	Other Matters

The Fund has received information as follows:

On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBFM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM for alleged violations of Sections 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid

SB Growth and Income Fund 2005 Annual Report         43

Notes to Financial Statements (continued)

to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM.

Although there can be no assurance, SBFM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM’s ability to perform investment advisory services relating to the Fund.

11.	Subsequent Events

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December 2, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $830 billion.

The Fund’s Board has appointed the Fund’s current distributors, Citigroup Global Markets Inc. (“CGM”) and PFS Investments Inc. as successor by merger to PFS Distributors, Inc. (“PFS”), and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved amended and restated Rule 12b-1 Plans. CGM, PFS and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer fund shares in the future.

Effective December 1, 2005, with respect to those fund classes subject to a 12b-1 Plan, the Fund pays service and distribution fees to each of LMIS and CGM for the services they provide and expenses they bear under the Distribution Agreements. The expenses intended to be covered by the distribution fees include those of each co-distributor. The co-distributors will provide the Fund’s Board with periodic reports of amounts expended under the Fund’s Rule 12b-1 Plans and the purposes for which such expenditures were made.

Effective December 1, 2005, CGM will no longer be an affiliated person of the Fund under the Investment Company Act of 1940, as amended. As a result, the Fund will be permitted to execute transactions with CGM or an affiliate of CGM as agent (but not as principal) without the restrictions applicable to transactions with affiliated persons. Similarly, the Fund generally will be permitted to purchase securities in underwritings in which CGM or an affiliate of CGM is a member without the restrictions imposed by certain rules of the Securities and Exchange Commission. The Manager’s use of CGM or affiliates of CGM as agent in portfolio transactions with the Fund will be governed by the Fund’s policy of seeking the best overall terms available.

44         SB Growth and Income Fund 2005 Annual Report

Notes to Financial Statements (continued)

Certain officers and one Trustee of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund. The principal business office of PFPC is located at P.O. Box 9699, Providence, RI 02940-9699.

***

Effective February 17, 2006, the Fund will stop offering Smith Barney Class O and Class P shares, except to existing shareholders in connection with reinvesting dividends. Effective as of the close of business on April 21, 2006, all of the outstanding Smith Barney Class O and Class P shares of the Fund will automatically convert to Smith Barney Class A shares of the Fund at net asset value. Class O and Class P shares will be converted automatically, and shareholders will receive, at the close of business on April 21, 2006, Smith Barney Class A shares with the same value as their existing shares. There will be no fees or commissions charged on the conversion. No capital gain or loss will be recognized upon the conversion of shares.

Effective December 13, 2005, the Fund stopped offering Salomon Brothers Class O and Class Y shares. As of February 17, 2006, the Fund will stop offering the remaining share classes, except to existing shareholders in connection with the reinvestment of dividends or upon the conversion of their Salomon Brothers Class B shares to Salomon Brothers Class A shares.

Effective as of the close of business on April 21, 2006, all of the outstanding Salomon Brothers shares of the Fund will automatically convert to Smith Barney Class A shares of the Fund at net asset value.

Salomon Brothers shares will be converted automatically, and shareholders will receive, at the close of business on April 21, 2006, Smith Barney Class A shares with the same value as their existing shares. There will be no fees or commissions charged on the conversion. No capital gain or loss will be recognized upon the conversion of shares.

SB Growth and Income Fund 2005 Annual Report         45

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders Smith Barney Investment Series:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of SB Growth and Income Fund, a series of Smith Barney Investment Series, as of October 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SB Growth and Income Fund as of October 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 16, 2005

46         SB Growth and Income Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited)

Background

The members of the Board of SB Growth and Income Fund (the “Fund”), a series of Smith Barney Investment Series, including the Fund’s Board members that are not considered to be “interested persons” under the Investment Company Act of 1940, as amended (the “Independent Board Members”), received information from the Fund’s manager (the “Manager”) to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”). The Board received and considered a variety of information about the Manager and the Fund’s distributors, as well as the advisory and distribution arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The presentation made to the Board encompassed the Fund and all the funds for which the Board has responsibility. The discussion below covers both advisory and administrative functions being rendered by the Manager, each function encompassed by the Management Agreement.

Board Approval of Management Agreement

In approving the Management Agreement, the Fund’s Board, including the Independent Board Members, considered the factors below. In all of the Board’s considerations with respect to the approval of the Management Agreement, the Board was mindful of the proposed acquisition of the Manager by Legg Mason, Inc.

Nature, Extent and Quality of the Services under the Management Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the CAM fund complex. The Board also considered, based on its

SB Growth and Income Fund 2005 Annual Report         47

Board Approval of Management Agreement (unaudited) (continued)

knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement were acceptable.

Fund Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s).

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “large-cap core funds” by Lipper, showed, among other data, that the Fund’s performance for the 1- year period ended March 31, 2005 was below median, while the performance for the 3- and 5-year periods ended March 31, 2005 was better than the median.

Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the Fund’s performance was satisfactory.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management services provided by the Manager. The Board also reviewed and considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund and considered the actual fee rate (after taking waivers and reimbursements into account) (the “Actual Management Fee”) and that the Manager had agreed to continue its fee waivers and reimbursements until further notice.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fees and Actual Management Fee and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and to these other clients,

48         SB Growth and Income Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributors and how the amounts received by the distributors are paid.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of certain retail front-end load funds (including the Fund) classified as “large-cap core funds” and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee (which reflects a fee waiver) were within the range of management fees paid by the other funds in the Expense Group, and that the Contractual Management Fee and the Actual Management Fee were better than the median. The Fund’s actual total expense ratio was higher than the median. The Board noted that commencing December 2004, the Manager implemented a total expense cap and that the full benefit of this adjustment was therefore not reflected in the Lipper Report. The Board also noted that the Manager was continuing its voluntary waiver until further notice, resulting in the same net effective fee as currently in place, which is lower than the current contractual fee.

Taking all of the above into consideration, the Board determined that the Management Fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Manager’s profitability was considered significant but not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that as the Fund’s assets have increased over time, certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets. The Board also noted that the

SB Growth and Income Fund 2005 Annual Report         49

Board Approval of Management Agreement (unaudited) (continued)

Fund’s Contractual and Actual Management Fees (which reflects a fee waiver) were within the range of management fees paid by the other funds in the Expense Group, and were lower than the median. The Board also noted that commencing December 2004, the Manager implemented a total expense cap and that the full benefit of this adjustment was therefore not reflected in the Lipper Report. The Board determined that the management fee structure was reasonable.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

In light of all of the foregoing, the Board approved the Management Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement, and each Board Member attributed different weight to the various factors. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board also discussed the proposed continuance of the Management Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present.

Additional Information

On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. under which Citigroup agreed to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Adviser, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

The consummation of the Transaction resulted in the automatic termination of the Fund’s current management agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to the closing of the Transaction, the Fund’s Board approved a new management agreement between the Fund and the Adviser (the “New Management Agreement”) and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

On July 11, 2005, members of the Board discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding the Fund, including the preservation, strengthening and growth of CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

50         SB Growth and Income Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

At a meeting held on August 7, 2005, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Adviser as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason previously provided materials and information about Legg Mason, including its financial condition and asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. Representatives of CAM and Legg Mason also made presentations to and responded to questions from the Board, including at meetings held prior to the August 2005 meeting. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement. The Independent Board Members of the Board also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

(i) the automatic termination of the current management agreement upon completion of the Transaction and the need for continuity of services provided under the current management agreement;

(ii) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(iii) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

(iv) that Legg Mason is an experienced and respected asset management firm, and that Legg Mason has advised the Board Members that (a) it may wish to combine certain CAM operations with those of certain Legg Mason subsidiaries; (b) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board consent and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (c) in the future, it may recommend that Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

(v) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

(vi) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature,

SB Growth and Income Fund 2005 Annual Report         51

Board Approval of Management Agreement (unaudited) (continued)

quality and extent of services provided to the Fund and their shareholders by the Adviser, including compliance services;

(vii) that Legg Mason has advised the Board that it has no present intention to alter the expense waivers and reimbursements currently in effect and, while it reserves the right to do so in the future, it would consult with the Board before making any changes;]

(viii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any of the requirements of Section 15(f) of the 1940 Act not to be met;

(ix) the assurances from Citigroup and Legg Mason that, for a three year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

(x) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason sponsored funds, including possible economies of scale and access to investment opportunities;

(xi) that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xii) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;

(xiii) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

(xiv) the terms and conditions of the New Management Agreement, including the differences from the current management agreement, and the benefits of a single, uniform form of agreement covering these services;

(xv) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement;

(xvi) that Citigroup and Legg Mason were negotiating a license arrangement that would permit the Fund to maintain its current name for some agreed upon time period after the closing of the Transaction; and

(xvii) that, as discussed in detail above, within the past year the Board had performed a full annual review of the current management agreement as required by the 1940 Act. In that regard, the Board’s deliberations concerning the New Management Agreement reflected its prior evaluation of relevant factors, including the nature, quality and extent of services provided, costs of services provided, profitability, fall-out benefits, fees and economies of scale and investment performance considered in connection with the renewal of the current management agreement and its determination that information provided by CAM and Legg Mason management prior to and at the August meeting supported the continued appropriateness of such conclusions with respect to the New Management Agreement.

52         SB Growth and Income Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the New Management Agreement, and each Board Member attributed different weight to the various factors. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board also discussed the New Management Agreement in private sessions with their independent legal counsel at which no representatives of the Adviser were present. In light of all of the foregoing, the Board approved the New Management Agreement and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

SB Growth and Income Fund 2005 Annual Report         53

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of SB Growth and Income Fund (“Fund”) are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. Each Trustee and officer holds office for his or her lifetime unless that individual resigns, retires or is otherwise removed. The Statement of Additional Information includes additional information about Fund’s Trustees and is available, without charge, upon request by calling Citicorp Trust Bank, fsb. at 1-800-451-2010 or the Fund’s sub-transfer agents (PFPC at 1-800-451-2010 and Primerica Shareholder Services at 1-800-544-5445).

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustees During Past 5 Years
Non-Interested Trustees:
Elliott J. Berv c/o R. Jay Gerken, CFA Citigroup Asset Management (“CAM”) 399 Park Avenue New York, NY 10022 Birth Year: 1943	Trustee	Since 2001	Executive Vice President and Chief Operations Officer, DigiGym Systems (on-line personal training systems) (since 2001); Consultant Catalyst (Consulting) (since 1984); Chief Executive Officer, Motorcity USA (motorsport racing) (Since 2004)	37	Board Member, American Identity Corp. (doing business as Morpheus Technologies) (Biometric information management) (since 2001); Director, Lapoint Industries (Industrial Filter Company) (since 2002); Director. Alzheimer’s Association (New England Chapter) (since 1998)

Donald M. Carlton c/o R. Jay Gerken, CFA CAM 399 Park Avenue New York, NY 10022 Birth Year: 1937	Trustee	Since 1997	Consultant, URS Corporation (Engineering) (since 1999); former Chief Executive Officer, Radian International L.L.C. (Engineering) (from 1996 to 1998), Member of Management Committee, Signature Science (Research and Development) (since 2000)	37	Director, Temple-Inland (forest products) (since 2003); Director, American Electric Power Co. (Electric Utility) (since 1999); Former Director, National Instruments Corp. (Technology) (since 1994); Director, Valero Energy (Petroleum Refining) (since 1999)

54         SB Growth and Income Fund 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustees During Past 5 Years
Non-Interested Trustees:
A. Benton Cocanougher c/o R. Jay Gerken, CFA CAM 399 Park Avenue New York, NY 10022 Birth Year: 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2004); former Interim Chancellor, Texas A&M University System (from 2003 to 2004); former Special Advisor to the President, Texas A&M University (from 2002-2003); former Dean Emeritus and Wiley Professor, Texas A&M University (from 2001 to 2002); former Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (from 1987 to 2001)	37	None

Mark T. Finn c/o R. Jay Gerken, CFA CAM 399 Park Avenue New York, NY 10022 Birth Year: 1943	Trustee	Since 2001	Adjunct Professor, William & Mary College (since September 2002); Principal/Member, Belvan Partners/Balfour Vantage–Manager and General Partner to the Vantage Hedge Fund, LP (since March 2002); Chairman and Owner, Vantage Consulting Group, Inc. (Investment Advisory and Consulting Firm) (since 1988); former Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (Mutual Fund Company) (from March 1999 to 2001); former General Partner and Shareholder, Greenwich Ventures, LLC (Investment Partnership) (from 1996 to 2001); former President, Secretary, and Owner, Phoenix Trading Co. (Commodity Trading Advisory Firm) (from 1997 to 2000)	37	Former President and Director, Delta Financial, Inc. (Investment Advisory Firm) (from 1983 to 1999)

SB Growth and Income Fund 2005 Annual Report         55

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustees During Past 5 Years
Non-Interested Trustees:
Stephen Randolph Gross c/o R. Jay Gerken, CFA CAM 399 Park Avenue New York, NY 10022 Birth Year: 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, PC (accounting and consulting firm (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); former Managing Director, Fountainhead Ventures, LLC (technology accelerator) (from 1998 to 2003); former Treasurer, Hank Aaron Enterprises (fast food franchise) (from 1985 to 2001); former Partner, Capital Investment Advisory Partners (leverage buyout consulting) (from 2000 to 2002); former Secretary, Carint N.A. (manufacturing) (from 1998 to 2002)	37	Director, Andersen Calhoun (assisted living) (since 1987); former Director, Yu Save, Inc. (internet company) (from 1998 to 2000); former Director, Hotpalm.com, Inc. (wireless applications) from 1998 to 2000); former Director, United Telesis, Inc. (telecommunications) (from 1997 to 2002); former Director ebank.com, Inc. (from 1997 to 2004)

Diana R. Harrington c/o R. Jay Gerken, CFA CAM 399 Park Avenue New York, NY 10022 Birth Year: 1940	Trustee	Since 2001	Professor, Babson College (since 1993)	37	Former Trustee, The Highland Family of Funds (Investment Company) (from 1997 to 1998)

Susan B. Kerley c/o R. Jay Gerken, CFA CAM 399 Park Avenue New York, NY 10022 Birth Year: 1951	Trustee	Since 2001	Consultant, Strategic Management Advisors, LLC (Investment Consulting) (since 1990)	37	Chairperson and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the fund complex)

56         SB Growth and Income Fund 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustees During Past 5 Years
Non-Interested Trustees:
Alan G. Merten c/o R. Jay Gerken, CFA CAM 399 Park Avenue New York, NY 10022 Birth Year: 1941	Trustee	Since 1990	President, George Mason University (since 1996)	37	Director, Xybernaut Corporation (information technology) (since 2004); Director, Digital Net Holdings, Inc. (since 2003); Director, Comshare, Inc. (information technology) (from 1985 to 2003)

R. Richardson Pettit c/o R. Jay Gerken, CFA CAM 399 Park Avenue New York, NY 10022 Birth Year: 1942	Trustee	Since 1990	Professor of Finance, University of Houston (from 1977 to 2002); Independent Consultant (since 1984)	37	None

Interested Trustee:
R. Jay Gerken, CFA ** CAM 399 Park Avenue, Mezzanine New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of CAM; Chairman, President, Chief Executive Officer and Director SBFM, and CFM; President and Chief Executive Officer of certain mutual funds associated with CAM; formerly Portfolio Manager of Smith Barney Allocation Series, Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000); formerly Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)	171	N/A

SB Growth and Income Fund 2005 Annual Report         57

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustees During Past 5 Years
Officers:
Andrew B. Shoup CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with CAM; Treasurer of certain mutual funds associated with CAM; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

Frances M. Guggino CAM 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer Controller	Since 2004 Since 2002	Director of CAM; Chief Financial Officer and Treasurer of certain mutual funds associated with CAM Controller of certain mutual funds associated with CAM from (1999 to 2004)	N/A	N/A

58         SB Growth and Income Fund 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustees During Past 5 Years
Officers:
Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1962	Chief Anti-Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004	Director of CAM (since 2000); Director of Compliance, North America (since 2000); Chief Anti-Money Laundering Compliance Officer and Chief Compliance Officer of certain mutual funds associated with CAM; Director of Compliance, Europe, the Middle East and Africa, CAM (from 1999 to 2000); Chief Compliance Officer of Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management Inc.; formerly Chief Compliance Officer of TIA (from 2002 to 2005)	N/A	N/A

Kevin Caliendo CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1970	Vice President and Investment Officer	Since 2003	Director of CAM (since 2002); Investment Officer of SBAM (since 2002); Healthcare Equity Analyst and Convertible Bond Fund Portfolio Manager for SAC Capital Advisors, LLC (from 2001 to 2002); Convertible Bond Analyst of the Healthcare sector for Wachovia Securities (from 1998 to 2001)	N/A	N/A

Michael Kagan CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1960	Vice President and Investment Officer	Since 2000	Managing Director of CAM	N/A	N/A

SB Growth and Income Fund 2005 Annual Report         59

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustees During Past 5 Years
Officers:
Wendy S. Setnicka CAM 125 Broad Street 10th Floor New York, NY 10004 Birth Year: 1964	Controller	Since 2004	Vice President of CAM; (since 2003); Controller of certain mutual funds associated with CAM; Assistant Controller of CAM (from 2002 to 2004); Accounting Manager of CAM (from 1998 to 2002)	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary Chief Legal Officer	Since 2002 Since 2003	Managing Director and General Counsel, Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of CFM (from 2001 to 2004); Secretary and Chief Legal Officer of mutual funds associated with CAM.	N/A	N/A
*	Each Trustee and officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Funds as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

60         SB Growth and Income Fund 2005 Annual Report

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On October 21, 2005, a Special Meeting of Shareholders was held to elect Trustees. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter voted on at the Special Meeting of Shareholders.

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
Election of Trustees[1] Nominees:
Elliot J. Berv	1,373,101,980.622	72,611,605.603	78,283.260	0
Donald M. Carlton	1,372,669,931.470	73,045,654.755	78,283.260	0
A. Benton Cocanougher	1,372,238,417.747	73,475,168.477	78,283.260	0
Mark T. Finn	1,372,966,510.879	72,747,075.345	78,283.260	0
Stephen Randolph Gross	1,372,665,788.992	73,047,797.233	78,283.260	0
Diana R. Harrington	1,372,790,017.323	72,923,568.902	78,283.260	0
Susan B. Kerley	1,372,864,058.699	72,849,527.525	78,283.260	0
Alan G. Merten	1,373,132,217.647	72,581,368.578	78,283.260	0
R. Richardson Pettit	1,372,801,010.747	72,912,575.478	78,283.260	0
R. Jay Gerken	1,371,873,090.739	73,840,495.485	78,283.260	0

[1]	Trustees are elected by the shareholders of all of the series of the Trust of which the Fund is a series.

SB Growth and Income Fund 2005 Annual Report         61

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2005:

Quarterly
Record Date:	12/14/2004
Payable Date:	12/17/2004

Qualified Dividend Income for Individuals	100.00%

Dividends Qualifying for the Dividends Received Deduction of Corporations	100.00%

Please retain this information for your records.

62         SB Growth and Income Fund 2005 Annual Report

SB Growth and Income Fund

TRUSTEES

Elliott J. Berv

Donald M. Carlton

A. Benton Cocanougher

Mark T. Finn

R. Jay Gerken, CFA
Chairman

Stephen Randolph Gross

Diana R. Harrington

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

OFFICERS

R. Jay Gerken, CFA

President and Chief
Executive Officer

Andrew B. Shoup

Senior Vice President and

Chief Administrative Officer

Frances M. Guggino

Chief Financial Officer

and Treasurer

Kevin Caliendo

Vice President and

Investment Officer

Michael Kagan

Vice President and

Investment Officer

Andrew Beagley

Chief Anti-Money Laundering Compliance Officer and Chief Compliance Officer

OFFICERS (continued)

Wendy S. Setnicka

Controller

Robert I. Frenkel

Secretary and

Chief Legal Officer

INVESTMENT MANAGER

Smith Barney Fund Management LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

PFS Distributors, Inc.

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island

02940-9699

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, NY 10154

This report is submitted for the general information of the shareholders of Smith Barney Investment Series — SB Growth and Income Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.citigroupam.com

©2005 Legg Mason Investor Services, LLC

Member NASD, SIPC

FD02101 12/05	05-9420

Smith Barney Investment Series

SB Growth and Income Fund

The Fund is a separate investment fund of the Smith Barney Investment Series, a Massachusetts business trust.

SB GROWTH AND INCOME FUND

Smith Barney Mutual Funds

3120 Breckinridge Boulevard

Duluth, Georgia 30099-0001

The Fund files its complete schedule of portfolio holdings with Securities Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 and a description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen Randolph Gross, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Gross as the Audit Committee’s financial expert. Mr. Gross is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2004 and October 31, 2005 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $130,000 in 2004 and $130,000 in 2005.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2004 and $8,000 in 2005. These services consisted of procedures performed in connection with the review and preparation with the issuance of the 17-F2 Security Count Independent Accountants Reports and the annual registration statement filed on Form N-1A of the Smith Barney Investment Series.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Smith Barney Investment Series (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $17,500 in 2004 and $29,600 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Smith Barney Investment Series

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Smith Barney Investment Series requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Investment Series, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and 100% for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and 2005.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Smith Barney Investment Series and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Investment Series during the reporting period were $0 in 2005 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2004.

(h) Yes. The Smith Barney Investment Series’ Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Smith Barney Investment Series or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b) Attached hereto.

Exhibit 99.CERT               Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Investment Series

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Smith Barney Investment Series

Date: January 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Smith Barney Investment Series

Date: January 9, 2006

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Smith Barney Investment Series

Date: January 9, 2006